UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2021
Date of Report (Date of earliest event reported)

MCX TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20046 Walker Road, Shaker Heights, Ohio	44122
(Address of principal executive offices)	(Zip Code)

216-264-0055
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
__________

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2021, the MCX Technologies Corporation Board of Directors (the “Board”) appointed Christopher Rowlison, age 52, as the Chief Executive Officer of MCX Technologies Corporation (the “Company”), effective immediately. Mr. Rowlison will serve as Chief Executive Officer and will remain as a member of the Board until the 2021 annual meeting of shareholders.

Mr. Rowlison as previously served as President of Liquid Agency, a Brand, Customer, and Employee Experience firm based in Silicon Valley. Mr. Rowlison was also Senior Vice President & Chief Client Officer at Wire Stone, a digital services company, where he spent fifteen (15) years in various positions. Previously, Mr. Rowlison worked internationally and focused on Emerging Market Solutions for Hewlett-Packard.

Mr. Rowlison replaces Matthew Kruchko, who will remain as President of the Company and will remain on the Board until the 2021 annual meeting of shareholders.

Mr. Rowlison has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Rowlison has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Rowlison was not appointed as the Company’s Chief Executive Officer pursuant to any arrangement or understanding with any other person.

Mr. Rowlison has not executed an executive employment agreement at this time and both Mr. Rowlison and Mr. Kruchko will be negotiating employment agreements with the Company at a future date.

ITEM 8.01	Other Events.

On December 14, 2021, the Company issued a press release announcing the appointment of Mr. Rowlison as the Company’s Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Exhibits

99.1	Press Release dated December 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCX TECHNOLOGIES CORPORATION

Date:	December 14, 2021	By:	/s/ Matthew Kruchko
		Name:	Matthew Kruchko
		Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)